EXHIBIT 10.6

Jeans Accessories Retail

19 April 2012

/DMG – 25 Apr 12

27 July 2012

Warnaco Asia Limited as successor to CK Jeanswear Asia Limited (“CKJA”)

CK Jeanswear Australia, Ltd. (“CKJ Aus”)

CK Jeanswear New Zealand, Ltd. (“CKJNZ”)

CK Jeanswear Korea, Ltd. (“CKJK”)

CK Jeanswear Shanghai, Ltd. (“CKJS”)

WF Overseas Fashion C.V. (“WFOF”)

Warnaco Italy S.r.l. as successor to CK Jeanswear Europe S.p.A. (“CKJE”)

(“CKJA Group Entities”)

Warnaco B.V. as successor to CKJ Jeanswear N.V. (as “guarantor”) (“CKJNV” together with the CKJA Group Entities and their respective affiliates and successors within the Warnaco family of companies, hereinafter collectively (“W”)

Re:        Calvin Klein, Inc. (“CKI”) and CKJE, CKJA and WFOF “Calvin Klein Jeans” Jeans Accessories only Store License, for the sale therein of Jeans Accessories Articles only d. 31 Jan 08 as amended for Europe and Asia (the “Jeans Accessories only Store License” EU),

Ladies and Gentlemen:

W has requested and CKI hereby agrees, effective 1 July 2012 (the “Effective Date”), to add the specific countries set forth on Exhibit A, annexed hereto and made a part hereof, to the “Territory” covered under the Jeans Accessories only Store License, EU to reflect the addition of specific countries (in addition to certain countries in Africa already included in the Territory) to the “Calvin Klein Jeans” jeans accessories license, d. as of 31 January 2006, as amended, (“CKJ Jeans Accessories License”).

1.

The “Territory” as defined under the Jeans Accessories only Store License EU shall, from and after the Effective Date include the countries (and other jurisdictions) in and (as part of the regions identified on Exhibit A, if any, as applicable).

2.

W agrees to and will use good faith efforts to add to and or provide a separate "Roll-Out Schedule" for additional Calvin Klein Jeans jeans accessories only stores, in the additional countries (and jurisdictions).

3.

This amendment to the Jeans Accessories only Store License EU shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

4.

Except as set forth herein, the Jeans Accessories only Store License EU remains in full force and effect as set forth therein.  Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the Jeans Accessories only Store License EU.  Except as otherwise indicated herein, all terms and conditions of the Jeans Accessories only Store License EU shall continue to apply.  This amendment may not be amended or modified, or terminated except in writing signed by both parties hereto and exchanged between them.

The parties have executed this amendment as of the date first written above.

[Signature Page Follows]

Calvin Klein, Inc.

                                                                        By:/s/ Tom Murry

Warnaco Asia Limited

By:/s/ Stanley Silverstein

CK Jeanswear Australia, Ltd.

CK Jeanswear New Zealand, Ltd.

CK Jeanswear Korea, Ltd.

CK Jeanswear Shanghai, Ltd.

By:/s/ Stanley Silverstein

Warnaco Italy S.r.l.

By:/s/ Stanley Silverstein

WFOF Overseas Fashion C.V.

                                                                        By:/s/ Stanley Silverstein

Warnaco B.V.

                                                                        By:/s/ Elizabeth Wood

Warnaco B.V.

                                                                        By:/s/ Amy Greenfield

Exhibit A

Europe Region:

Albania

Andorra

Gibralter

Guernsey

Iceland

Isle of Man

Jersey

Monaco

Montenegro

San Marino

St. Helena

Africa Region:

Algeria

Benin

Botswana

Burkina

Burundi

Cameroon

Cape Verde

Central African Republic

Chad

Comoros Islands

Congo

Congo (Dem. Rep.)

Djibouti

Equatorial Guinea

Eritrea

Ethiopia

Gabon

Gambia

Ghana

Guinea

Guinea-Bissau

Ivory Coast

Kenya

Lesotho

Liberia

Libya

Madagascar

Malawi

Mali

Mauritania

Mauritius

Morocco

Mozambique

Namibia

Niger

Nigeria

Reunion

Rwanda

Sao Tome and Principe

Senegal

South Africa

Seychelles

Sierra Leone

Somalia

Sudan

Swaziland

Tanzania

Togo

Tunisia

Uganda

Zambia

Zimbabwe

Asia Region:

Afghanistan

Bangladesh

Bhutan

Brunei

East Timor

Iraq

Kyrgyzstan

Maldives

Mongolia

Nepal

Pakistan

Sri Lanka

Syria

Tajikistan

Turkmenistan

Fiji

Kiribati

Marshall Islands

Nauru

Palau

Samoa

Solomon Islands

Tonga

Tuvalu

Vanuatu